SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 17, 2007
                Date of Report (Date of earliest event reported)


                           United Security Bancshares
             (Exact Name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)

                  000-32987                                 91-2112732
         (Commission File Number)              (IRS Employer Identification No.)


                   2126 Inyo Street, Fresno, CA            93721
              (Address of Principal Executive Office)    (Zip Code)


                                  559-248-4944
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 8.01      Other Events


On May 17, 2007, United Security Bancshares issued a press release reporting the cancellation of a previously announced pre-arranged stock trading plan, adopted in accordance with the guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1



(c)          Exhibits.

EXHIBIT#   99.1   Press release of United Security Bancshares dated May 17, 2007

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        United Security Bancshares
Date: May 17, 2007                      By: /s/ Ken Donahue
                                            -----------------------
                                            Senior Vice President &
                                            Chief Financial Officer